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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 5, 2001



                                ASD GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                        1-12873               12-1483460
 ------------------------------          -------------       -------------------
         State or other                   (Commission            (IRS Employer
 Jurisdiction of Incorporation)          File Number)        Identification No.)


      1 Industry Street, Poughkeepsie, New York                     12603
      -----------------------------------------                  ----------
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (845) 452-3000
                                                         --------------

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)
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Item 3.   Bankruptcy or Receivership.
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     On June 5, 2001, ASD Group, Inc., a Delaware corporation ("ASDG"), and its operating subsidiary Automatic Systems Developers, Inc. filed voluntary petitions with the United States Bankruptcy Court for the Southern District of New York under Chapter 11 of Title 11 of the United States Bankruptcy Code. The case number for ASD Group, Inc. is 01-36481 (CGM) and the case number for Automatic Systems Developers, Inc. is 01-36475 (CGM). These cases are being jointly administered. The debtors are managing their business and properties as debtors in possession. A copy of the press release issued by ASDG announcing such filings is attached hereto as Exhibit 99.1


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ASD GROUP, INC.




Date: June 19, 2001                            By: /s/ Peter C. Zachariou
                                                  -----------------------------
                                                  Peter C. Zachariou, President

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                                 EXHIBIT INDEX


Exhibit
Number    Description
------    -----------


99.1      Press Release of ASD Group, Inc. dated June 7, 2001

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